Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One:
Director Elite Series I/IR

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two:
Director Elite Series I/IR

Supplement dated January 6, 2023 to the variable annuity prospectus dated May 2, 2022 and the updating summary prospectus dated May 2, 2022

Reorganization
The Board of Trustees of The Prudential Series Fund (the “Board”) recently approved the reorganization of the PSF International Growth Portfolio (the “Target Portfolio”), a series of The Prudential Series Fund, into the AST International Growth Portfolio (the “Acquiring Portfolio”), a series of the Advanced Series Trust. The Reorganization is subject to approval by the shareholders of the Target Portfolio. The Board also recently approved the following changes to the Acquiring Portfolio, which are contingent on shareholder approval of the Reorganization: (i) replacing Neuberger Berman Investment Advisers LLC and William Blair Investment Management, LLC with LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC as Subadvisers to the Acquiring Portfolio; and (ii) changing the name of the Acquiring Portfolio to the "AST International Equity Portfolio."
Pending shareholder approval at a meeting scheduled to be held on January 24, 2023, the Reorganization is scheduled to take place at the close of business on or about March 10, 2023.
For Contract Owners not invested in the Target Portfolio:
Contract Owners not invested in the Target Portfolio need not take any action.
For Contract Owners invested in the Target Portfolio:
Pursuant to the Reorganization, the Target Portfolio will liquidate by transferring substantially all of its assets to the Acquiring Portfolio. Shares of the Target Portfolio will be closed to all new and subsequent investments, including program trades, effective as of the close of business on or about March 8. 2023 (“closing date”). If you do not want any of your Contract Value to be automatically transferred from the Target Portfolio to the Acquiring Portfolio you must contact our Annuity Contact Center prior to the close of business on the closing date and provide instructions to transfer Contract Value to another available fund. Additionally, any future contribution allocations currently directed to the Target Portfolio should be redirected to another available fund. If another fund is not selected prior to the close of business on the closing date, we will automatically update future contribution allocations to reflect the Acquiring Portfolio.
Also due to the Reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Target Portfolio, including program trades, on or after the close of business on the closing date.
As a result of the Reorganization on or about March 10, 2023:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Target Portfolio you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Target Portfolio with the Acquiring Portfolio;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Target Portfolio, your income payments will continue to come out of the Target Portfolio until the Target Portfolio liquidates on or about March 10, 2023. Upon the Target Portfolio’s liquidation, all Contract Value in the Target Portfolio will be automatically transferred to the Acquiring Portfolio and your Automatic Income Program will be automatically updated to replace the Target Portfolio with the Acquiring Portfolio, unless you provide us alternative instructions prior to the closing date; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Target Portfolio, the model will be automatically updated on the closing date to replace the Target Portfolio with the Acquiring Portfolio. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made into any other investment option within sixty calendar days after March 10, 2023 will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time. Contact your investment professional if you need advice on your unique financial situation.

Fund Add
Subject to shareholder approval of the Reorganization, all references to the Target Portfolio are deleted and the AST International Equity Portfolio is added as an investment option to the Contracts and will be reflected in Appendices A and A.1 as follows:
Appendix A:

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
International Equity	AST International Equity Portfolio Adviser: PGIM Investments LLC and AST Investment Services, Inc. Subadvisers: LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC	1.06%*	12.50%	18.03%	11.90%
Appendix A.1:

Portfolio Company and Adviser/Subadviser	AmSouth VA II/IIR	Director Classic I/IR	Director Elite I/IR	Director Preferred I/IR	Fifth Third Director I/IR	First Horizon Director	NatCity Director	The BB&T Director II/IIR	The Director Choice II/IIR	The Director Select II/IIR	The Director Solution I/IR	The Director VII/VIIR	The Huntington Director I/IR	The Wachovia Director I/IR	Wells Fargo Director I/IR
AST International Equity Portfolio
Adviser: PGIM Investments LLC and AST Investment Services, Inc.
Subadvisers: LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC			X
This supplement should be retained for future reference.

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